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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 30, 2008

                            IVIVI TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)


           New Jersey               001-33088                     22-2956711
           ----------               ---------                     ----------
(State Or Other Jurisdiction Of     (Commission                 (IRS Employer
         Incorporation)             File Number)             Identification No.)


                   135 Chestnut Ridge Road, Montvale, NJ 07645
               (Address of Principal Executive Offices)(Zip Code)

                                 (201) 476-9600
                          Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On June 30, 2008, Ivivi Technologies, Inc. (the "Company") issued a press release regarding results for the fourth quarter and year ended March 31, 2008. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

      The information in this Current Report on Form 8-K under Item 2.02 is being furnished pursuant to Item 2.02 of Form 8-K, insofar as it discloses historical information regarding the Company's results of operations and financial condition as of and for the fourth quarter and year ended March 31, 2008. In accordance with General Instructions B.2 of Form 8-K, the information in this Current Report on Form 8-K under Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01.    OTHER EVENTS.

      On June 30, 2008, the Company issued a press release pursuant to which the Company announced that the Cleveland Clinic Florida has released the preliminary results of its double-blind, randomized, placebo-controlled clinical trial utilizing the Company's proprietary targeted pulsed electromagnetic field technology. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

      On June 30, 2008, the Company also reported on certain U.S. Food and Drug Administration matters. A copy of the press release pursuant to which the Company reported on such matters is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Forward Looking Statements

      This Current Report on Form 8-K, including Exhibits 99.1 and 99.2, contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as "may," "will," "should," "plan," "expect," "anticipate," "estimate" and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management's judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company's actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under "Risk Factors" contained in the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission.






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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (d) Exhibits

      Exhibit 99.1 -    Press release, dated June 30, 2008, regarding results
                        for the fourth quarter and year ended March 31, 2008
                        (Exhibit 99.1 is furnished as part of this Current
                        Report on Form 8-K).

      Exhibit 99.2 -    Press release, dated January 30, 2008, regarding the
                        release by the Cleveland Clinic Florida of preliminary results of its clinical trial (Exhibit 99.2 is furnished as part of this Current Report on Form 8-K).






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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         IVIVI TECHNOLOGIES, INC.


                                         By: /s/ Andre DiMino
                                             ---------------------------------
                                             Name: Andre DiMino
                                             Title: Co-Chief Executive Officer


Date: June 30, 2008